Crawford & Company Third Quarter 2020  Earnings Conference Call CRD-A & CRD-B (NYSE)

Introduction | External Factors | Claims Volume | New Business Momentum | Disciplined Capital Allocation |  Our Workforce | Financial Results | Conclusion  Forward-Looking Statements and Additional Information Forward-Looking Statements This presentation contains forward-looking statements, including statements about the expected future financial condition, results of operations and earnings outlook of Crawford & Company. Statements, both qualitative and quantitative, that are not statements of historical fact may be "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company's present expectations. Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Crawford & Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. Results for any interim period presented herein are not necessarily indicative of results to be expected for the full year or for any other future period. For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company's reports filed with the Securities and Exchange Commission and available at www.sec.gov or in the Investor Relations section of Crawford & Company's website at www.crawco.com. Crawford's business is dependent, to a significant extent, on case volumes. The Company cannot predict the future trend of case volumes for a number of reasons, including the fact that the frequency and severity of weather-related claims and the occurrence of natural and man-made disasters, which are a significant source of cases and revenue for the Company, are generally not subject to accurate forecasting. Revenues Before Reimbursements ("Revenues") Revenues Before Reimbursements are referred to as "Revenues" in both consolidated and segment charts, bullets and tables throughout this presentation. Segment and Consolidated Operating Earnings Under the Financial Accounting Standards Board's Accounting Standards Codification ("ASC") Topic 280, "Segment Reporting," the Company has defined segment operating earnings as the primary measure used by the Company to evaluate the results of each of its three operating segments. Segment operating earnings represent segment earnings, including the direct and indirect costs of certain administrative functions required to operate our business, but excludes unallocated corporate and shared costs and credits, net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, goodwill impairment, restructuring costs, gain on disposition of businesses, arbitration and claim settlements, income taxes and net income or loss attributable to noncontrolling interests and redeemable noncontrolling interests. Earnings Per Share The Company's two classes of stock are substantially identical, except with respect to voting rights and the Company's ability to pay greater cash dividends on the non-voting Class A Common Stock than on the voting Class B Common Stock, subject to certain limitations. In addition, with respect to mergers or similar transactions, holders of Class A Common Stock must receive the same type and amount of consideration as holders of Class B Common Stock, unless different consideration is approved by the holders of 75% of the Class A Common Stock, voting as a class. In certain periods, the Company has paid a higher dividend on CRD-A than on CRD-B. This may result in a different earnings per share ("EPS") for each class of stock due to the two-class method of computing EPS as required by ASC Topic 260 - "Earnings Per Share". The two-class method is an earnings allocation method under which EPS is calculated for each class of common stock considering both dividends declared and participation rights in undistributed earnings as if all such earnings had been distributed during the period. Segment Gross Profit Segment gross profit is defined as revenues, less direct costs, which exclude indirect centralized administrative support costs allocated to the business. Indirect expenses consist of centralized administrative support costs, regional and local shared services that are allocated to each segment based on usage. Non-GAAP Financial Information For additional information about certain non-GAAP financial information presented herein, see the Appendix following this presentation.

Introduction | External Factors | Claims Volume | New Business Momentum | Disciplined Capital Allocation | Our Workforce | Financial Results | Conclusion

3

Crawford & Company

The world's largest publicly listed independent provider of global claims management solutions

AT A GLANCE

$18 BILLION+
Claims managed annually

1.6 MILLION
Claims handled

9,000
Total employees

BY GLOBAL SERVICE LINES



- 39% | Crawford Claims Solutions (P&C adjusting solutions)
- 26% | Crawford Specialty Solutions (Global Technical Services & Contractor Connection)
- 34% | Crawford TPA solutions (Broadspire)

BY GEOGRAPHY



- 60% | US
- 9% | Canada
- 12% | UK
- 8% | Australia
- 11% | Rest of the world

OUR PURPOSE:

To restore and enhance lives, businesses, and communities

OUR VISION:

To be the leading provider and most trusted source for expert assistance, serving those who insure and self-insure the risks of businesses and communities anywhere in the world.

OUR VALUES:

RESTORE

Respect, Empowerment, Sustainability, Training, One Crawford, Recognition, Entrepreneurial Spirit

Crawford | Crawford | Broadspire A CRAWFORD COMPANY | CONTRACTOR CONNECTION A CRAWFORD COMPANY | WeGoLook A CRAWFORD COMPANY

(1) See appendix for non-GAAP explanation and reconciliation of non-GAAP measures Financial Highlights Third Quarter 2020 GAAP NON-GAAP¹ KEY METRICS¹ $253.1 MILLION Revenues before reimbursements  $24.4 MILLION Net income $255.2 MILLION Revenues before reimbursements  $79 MILLION Net Debt $35.2 MILLION Adjusted EBITDA 13.8% EBITDA margin $28.2 MILLION Operating earnings $0.46 EPS Introduction | External Factors | Claims Volume | New Business Momentum | Disciplined Capital Allocation |  Our Workforce | Financial Results | Conclusion  $57.3 MILLION Operating cash flow

    Weather Indicators Introduction | External Factors | Claims Volume | New Business Momentum | Disciplined Capital Allocation |  Our Workforce | Financial Results | Conclusion  Source: Met Office, Australian Government – Dept. of Home Affairs, Disaster Declaration FEMA Source: Aon Global Catastrophic Recap. Note: Insured losses assumed to be 75% of the total economic losses United States Q1 2020 Q2 2020 Q3 2020 Flood 2 2 3 Tropical cyclone 0 0 6 Wildfire 1 2 9 Storm/Tornado 4 7 3 Earthquake 2 0 0 UK Q1 2020 Q2 2020 Q3 2020 Flood 3 0 2 Heatwave/ Drought 0 0 2 Storm/Tornado 4 0 3 Canada Q1 2020 Q2 2020 Q3 2020 Flood 1 1 1 Winter Storm/Hail 1 1 0 Wildfire 0 0 7 Storm/Tornado 0 3 0 Australia Q1 2020 Q2 2020 Q3 2020 Flood 9 5 3 Tropical cyclone 3 0 0 Wildfire 0 0 0 Storm/Tornado 8 6 4 Expansion Flat Contraction Note: Wildfires counted by number of states or provinces affected

Introduction | **External Factors** | Claims Volume | New Business Momentum | Disciplined Capital Allocation | Our Workforce | Financial Results | Conclusion

6

Economic Indicators

United States	Q1 2020	Q2 2020	Q3 2020	
Unemployment rate	4.4%	11.1%	7.9%	⬆
Miles driven (B)	235.1	197.2 *(-16.2%)*	239.7 *(21.5%)*	⬆
Housing starts (000's)	1,484	1,079 *(-27.3%)*	1,454 *(34.7%)*	⬆
Retail sales ($B)	481.1	476.9 *(-0.9%)*	536.0 *(12.4%)*	⬆

Source: Federal Reserve Bank of St. Louis, U.S. Bureau of Labor Statistics, United States Census Bureau

UK	Q1 2020	Q2 2020	Q3 2020	
Unemployment rate	3.9%	3.9%	4.1%	⬇
Housing starts (000's)	33.0	15.9 *(-51.8%)*	-	
Retail sales (£B)	38.9	32.1 *(-17.5%)*	34.6 *(7.9%)*	⬆

Australia	Q1 2020	Q2 2020	Q3 2020	
Unemployment rate	5.2%	7.1%	6.8%	⬆
Building permits (000's)	14.9	13.3 *(-10.7%)*	13.6 *(2.3%)*	⬆
Retail sales (AUD B)	28.5	27.8 *(-2.5%)*	30.0 *(8.0%)*	⬆

Canada	Q1 2020	Q2 2020	Q3 2020	
Unemployment rate	7.8%	12.3%	10.2%	⬆
Housing starts (000's)	208.6	190.7 *(-8.5%)*	238.6 *(25.1%)*	⬆
Retail sales (CAD B)	50.4	43.6 *(-13.5%)*	52.9 *(21.3%)*	⬆

US Unemployment rate, seasonally adjusted, Oct 2019 – Sept 2020


16
14
12
10
8
6
4
2
Oct 2019
Jan 2020
Apr 2020
Jul 2020

US Business and Consumer Sentiment


120
100
80
60
40
20
0
University of Michigan's consumer sentiment
Business sentiment – ISM Manufacturing PMI
Jan-20
Feb-20
Mar-20
Apr-20
May-20
Jun-20
Jul-20
Aug-20
Sep-20

⬆ Expansion ➡ Flat ⬇ Contraction

Notes: Miles driven, Housing starts, permits and Retail sales displayed are monthly averages for the quarter,
Q3 Miles driven is for the month of July based on latest data available, Q3 Retail sales and Housing Starts is the average of July and Aug based on latest data available. Q3 UK Retail sales are average of July and Aug based on latest data available. Recent data on UK housing starts not available

Crawford

Introduction | External Factors | **Claims Volume** | New Business Momentum | Disciplined Capital Allocation | Our Workforce | Financial Results | Conclusion

7

Impact Across Our Global Service Lines (GSLs)

Third Quarter Performance

Crawford Claims Solutions

39% of total revenues

- WeGoLook saw the highest ever claims volume
- Dallas claims facility is online, functional and expanding to support our most recent large carrier client
- Launched the Digital Assist solution

Revenue
$98.4M
Operating Earnings
$7.2M

Crawford Specialty Solutions

26% of total revenues

Contractor Connection

- 8 of the top 10 U.S. clients saw year-over-year increase in third quarter non-surge volume
- Won top personal lines carrier in Canada

GTS

- Won a $500 million claim due to the delay of a significant global event in Asia
- Strategic hires in the U.S. with plans to grow internationally

Revenue
$67.5M
Operating Earnings
$17.4M

Crawford TPA Solutions: Broadspire

34% of total revenues

- Onboarded new client users to our new ecosystem throughout the quarter
- Decreased economic activity remains a headwind
- Reduced medical management revenue from delays in non-essential medical services
- Weekly auto claims in Canada reached pre-COVID-19 levels

Revenue
$87.2M
Operating Earnings
$4.4M

Crawford

Continued RFP activity, winning $22.5 million of new and enhanced business Customer Excellence Introduction | External Factors | Claims Volume | New Business Momentum | Disciplined Capital Allocation |  Our Workforce | Financial Results | Conclusion  New and Renewal Business Activity¹ CCS added $9 million in revenues Contractor Connection won $3 million in revenues GTS closed $3.5 million in revenues TPA added $7 million in revenues during the third quarter and renewed 96% of U.S. business year-to-date Sales Pipeline Over $265 million of new business in the pipeline Over 270 new or enhanced client programs Demonstrating brand strength and differentiation through new and enhanced business Net Promoter Score Surveyed nearly 70% of top clients, with an overall score of 42 Signifies a high level of customer satisfaction (1) New business revenues represent annualized figures

35% 1.11x $0.14 Proactively manage capital allocation across the business and adapt to reflect the new economic reality increase in operating cash flow over last year net funded debt-to-EBITDA, a seven-year low leverage ratio  CASH FLOW Strong financial position with liquidity surpassing expectations Continuing to evaluate share repurchases as a component of our capital allocation strategy Our Capital Allocation Strategy Introduction | External Factors | Claims Volume | New Business Momentum | Disciplined Capital Allocation | Our Workforce | Financial Results | Conclusion  $57.3M $0.12 per share dividends paid for CRD-A year-to-date per share dividends paid for CRD-B year-to-date

Introduction | External Factors | Claims Volume | New Business Momentum | Disciplined Capital Allocation | Our Workforce | Financial Results | Conclusion  Latin American and Australian Expansion Crawford Carvallo Acquired Crawford Carvallo, recognized as the market leader in loss adjusting, claims management solutions and legal services in Chile Crawford is now the largest loss adjusting company in in Latin America Further extending our global footprint through a disciplined M&A strategy Reinvigorated M&A Pipeline HBA Group Acquired HBA Group, a legal services provider which will complement the Crawford TPA Solutions segment in Australia and the larger Asian region The acquisition is anticipated to serve as a legal services growth platform

Introduction | External Factors | Claims Volume | New Business Momentum | Disciplined Capital Allocation | Our Workforce | Financial Results | Conclusion  Supporting Our Global Workforce Prioritizing the Safety and Well-Being of our Workforce Providing flexible remote work arrangements to protect the health and safety of employees and their families PPE and expert training provided to our teams in the field Conducting pre-visit screenings to ensure the safety of our teams Inclusion and Diversity Established Employee Resource Groups and an Employee Advisory Council aligned with our purpose to foster a safe and inclusive working environment, where employees can bring their authentic selves to work and offer unique experiences and perspectives Human Capital Development Promote an environment where employees are empowered to grow, emboldened to act and inspired to innovate through internal programs and initiatives Continuing to demonstrate our resilience despite the significant challenges presented by COVID-19

(1) See appendix for non-GAAP explanation and reconciliation of non-GAAP measures. Quarter Ended September 30, September 30, ($ in millions, except per share amounts) 2020 2019 % Change Revenues $253.1 $254.7 (1)% Non-GAAP Revenues excluding foreign exchange fluctuations(1) $255.2 $254.7 0% Net Income Attributable to Shareholders of Crawford & Company $24.4 $11.0 121% Diluted Earnings per Share CRD-A $0.46 $0.21 119% CRD-B $0.46 $0.19 142% Non-GAAP Diluted Earnings per Share 1 CRD-A $0.29 $0.23 26% CRD-B $0.29 $0.21 38% Adjusted Operating Earnings 1 $28.2 $23.7 19% Adjusted Operating Margin 1 11.1% 9.3% 180bps Adjusted EBITDA 1 $35.2 $32.2 9% Adjusted EBITDA Margin 1 13.8% 12.6% 120bps Third Quarter 2020 Financial Summary Introduction | External Factors | Claims Volume | New Business Momentum | Disciplined Capital Allocation |  Our Workforce | Financial Results | Conclusion

Highlights Saw major lift in claims from large carrier clients Strong performance in the U.S. from storm activity WeGoLook had the highest “look” volumes in its history Operating Results (3Q 2020 v. 3Q 2019) Revenues of $98.4 million versus $86.3 million Constant dollar revenues of $99.2 million Gross profit of $22.7 million versus $19.8 million Gross profit margin of 23.1% versus 22.9% Operating earnings of $7.2 million versus $2.7 million Operating margin of 7.3% versus 3.1% Three months ended (in thousands, except percentages) September 30, 2020 September 30, 2019 Variance 2020 Based on 2019 rates Variance Revenues $98,369 $86,250 14.1% $99,228 15.0% Direct expenses 75,689 66,498 13.8% 76,324 14.8% Gross profit 22,680 19,752 14.8% 22,904 16.0% Indirect expenses 15,461 17,091 (9.5%) 15,659 (8.4%) Operating earnings $7,219 $2,661 171.3% $7,245 172.3% Gross profit margin 23.1% 22.9% 0.2% 23.1% 0.2% Operating margin 7.3% 3.1% 4.2% 7.3% 4.2% Total cases received 141,381 117,296 20.5% Full time equivalent employees 2,882 2,918 (1.2%) Crawford Claims Solutions Segment Introduction | External Factors | Claims Volume | New Business Momentum | Disciplined Capital Allocation |  Our Workforce | Financial Results | Conclusion

Introduction | External Factors | Claims Volume | New Business Momentum | Disciplined Capital Allocation | Our Workforce | **Financial Results** | Conclusion

14

Crawford Specialty Solutions Segment

(in thousands, except percentages)	Three months ended **September 30, 2020**	September 30, 2019	Variance	**2020 Based on 2019 rates**	Variance
Revenues	**$67,545**	$68,932	(2.0%)	**$68,488**	(0.6%)
Direct expenses	**39,306**	44,130	(10.9%)	**39,880**	(9.6%)
Gross profit	**28,239**	24,802	13.9%	**28,608**	15.3%
Indirect expenses	**10,849**	11,501	(5.7%)	**11,104**	(3.5%)
Operating earnings	**$17,390**	$13,301	30.7%	**$17,504**	31.6%
Gross profit margin	**41.8%**	36.0%	5.8%	**41.8%**	5.8%
Operating margin	**25.7%**	19.3%	6.4%	**25.6%**	6.3%
Total cases received	**83,270**	82,330	1.1%		
Full time equivalent employees	**1,357**	1,493	(9.1%)		

Highlights

- **Contractor Connection**
  - Strong level of daily assignments in the third quarter
  - Won a top personal lines carrier contract in Canada
  - Saw traction of decontamination service in the U.K.
- **GTS**
  - Won one of its largest claims due to the delay of a significant global event in Asia
  - Appointed strategic new hires in the U.S. and internationally

Operating Results

(3Q 2020 v. 3Q 2019)

- Revenues of $67.5 million versus $68.9 million
- Constant dollar revenues of $68.5 million
- Gross profit of $28.2 million versus $24.8 million
- Gross profit margin of 41.8% versus 36.0%
- Operating earnings of $17.4 million versus $13.3 million
- Operating margin of 25.7% versus 19.3%

Crawford

Three months ended (in thousands, except percentages) September 30, 2020 September 30, 2019 Variance 2020 Based on 2019 rates Variance Revenues $87,210 $99,495 (12.3%) $87,528 (12.0%) Direct expenses 66,937 72,785 (8.0%) 67,138 (7.8%) Gross profit 20,273 26,710 (24.1%) 20,390 (23.7%) Indirect expenses 15,859 17,363 (8.7%) 15,960 (8.1%) Operating earnings $4,414 $9,347 (52.8%) $4,430 (52.6%) Gross profit margin 23.2% 26.8% (3.6%) 23.3% (3.6%) Operating margin 5.1% 9.4% (4.3%) 5.1% (4.3%) Total cases received 193,234 213,028 (9.3%) Full time equivalent employees 2,977 3,201 (7.0%) Highlights Renewed 96% of U.S. business year-to-date Continued robust traction in the pipeline Onboarded users to advanced technology solutions Operating Results (3Q 2020 v. 3Q 2019) Revenues of $87.2 million versus $99.5 million Constant dollar revenues of $87.5 million Gross profit of $20.3 million versus $26.7 million Gross profit margin of 23.2% versus 26.8% Operating earnings of $4.4 million versus $9.3 million Operating margin of 5.1% versus 9.4% Crawford TPA Solutions Segment Introduction | External Factors | Claims Volume | New Business Momentum | Disciplined Capital Allocation |  Our Workforce | Financial Results | Conclusion

Additional Financial Matters In The Third Quarter 2020 Introduction | External Factors | Claims Volume | New Business Momentum | Disciplined Capital Allocation | Our Workforce | Financial Results | Conclusion  Unallocated Corporate and Shared Costs and Credits Unallocated corporate costs of $1.0 million Decrease driven by lower self insurance expenses and a credit from the Canada Emergency Wage Subsidy, and partially offset by incentive compensation and severance costs Income Tax Impact of First Quarter Goodwill Impairment Income tax benefit from goodwill impairment in the first quarter being normalized through the ETR during the rest of the year Decreased income tax benefit by $1.9 million, or $0.04 per share during the third quarter Acquisitions and Dispositions of Business Recognized an after tax gain of $11.7 million on the disposition of Lloyd Warwick International (“LWI”) Recognized an additional loss on the disposal of Crawford Compliance Inc. of $0.6 million in the third quarter Acquired the remaining 15% membership interests of WeGoLook, LLC for $0.3 million Subsequent Events Acquired the remaining 85% equity interests in Crawford Carvallo and its subsidiaries Acquired 100% of HBA Group in Australia COVID-19 Estimate COVID-19 negatively impacted revenues in the range of $21.0 to $25.0 million during the quarter

(1) See Appendix for non-GAAP explanation and reconciliation Unaudited ($ in thousands) September 30, 2020 December 31, 2019 December 31, 2019 December 31, 2018 Change Change Cash and cash equivalents $ 48,739 $ 51,802 $ (3,063) Accounts receivable, net 123,563 128,217 (4,654) Unbilled revenues, net 106,610 103,894 2,716 Total receivables 230,173 232,111 (1,938) Goodwill 61,151 80,642 (19,491) Intangible assets arising from business acquisitions, net 66,223 75,083 (8,860) Deferred revenues 51,050 52,368 (1,318) Pension liabilities 56,542 65,909 (9,367) Short-term borrowings and current portion of finance leases 3,077 28,546 (25,469) Long-term debt, less current portion 124,684 148,408 (23,724) Total debt 127,761 176,954 49,193 Total stockholders' equity attributable to Crawford & Company 182,996 159,317 23,679 Net debt 1 79,022 125,152 (46,130) Balance Sheet Highlights Introduction | External Factors | Claims Volume | New Business Momentum | Disciplined Capital Allocation |  Our Workforce | Financial Results | Conclusion

Net Debt and Pension Liability Introduction | External Factors | Claims Volume | New Business Momentum | Disciplined Capital Allocation | Our Workforce | Financial Results | Conclusion  $79.0 million $56.5 million Net debt at low of $79.0 million Pension liability at a multi-year low of $56.5 million $171.2 million $121.7 million

(1) See Appendix for non-GAAP explanation and reconciliation Unaudited ($ in thousands) 2020 2019 2019 2018 Change Change Net Income Attributable to Shareholders of Crawford & Company $ 18,896 $ 19,797 $ (901) Goodwill Impairment 17,674 — 17,674 Gain on Disposition of Businesses, Net (13,763) — (13,763) Depreciation and Other Non-Cash Operating Items 31,658 31,983 (325) Billed Receivables Change 485 (1,108) (623) Unbilled Receivables Change (9,223) (8,740) (483) Change in Accrued Compensation and 401K (5,130) 487 4,643 Change in Accrued and Prepaid Income Taxes 2,462 443 2,019 Other Working Capital Changes 7,452 (2,226) 9,678 U.S. and U.K. Pension Contributions (3,455) (527) (2,928) Cash Flows from Operating Activities 57,316 42,325 14,991 Property & Equipment Purchases, net (10,850) (5,664) (5,186) Capitalized Software (internal and external costs) (12,793) (7,276) (5,517) Free Cash Flow1 $ 33,673 $ 29,385 $ 4,288 For the year to date periods ended September 30, Operating And Free Cash Flow Introduction | External Factors | Claims Volume | New Business Momentum | Disciplined Capital Allocation |  Our Workforce | Financial Results | Conclusion

Employee Health & Safety Protect our workforce first and foremost Customer Excellence Provide best-in-class service to our clients regardless of the global environment Brands, Relationships & Differentiation Maintain industry leadership through our innovations and market leading solutions Future Growth Deliver superior results for our shareholders 2020 Priorities Introduction | External Factors | Claims Volume | New Business Momentum | Disciplined Capital Allocation |  Our Workforce | Financial Results | Conclusion

9,000 50,000+ 70 $18B+ Employees Field Resources Countries Claims Managed Annually Crawford & Company The world’s largest publicly listed independent provider of global claims management and outsourcing solutions.

Appendix: Non-GAAP Financial Information

Appendix: Non-GAAP Financial Information Measurements of financial performance not calculated in accordance with GAAP should be considered as supplements to, and not substitutes for, performance measurements calculated or derived in accordance with GAAP. Any such measures are not necessarily comparable to other similarly-titled measurements employed by other companies. Reimbursements for Out-of-Pocket Expenses In the normal course of our business, our operating segments incur certain out-of-pocket expenses that are thereafter reimbursed by our clients. Under GAAP, these out-of-pocket expenses and associated reimbursements are required to be included when reporting expenses and revenues, respectively, in our consolidated results of operations. In this presentation, we do not believe it is informative to include in reported revenues the amounts of reimbursed expenses and related revenues, as they offset each other in our consolidated results of operations with no impact to our net income or operating earnings. As a result, unless noted in this presentation, revenue and expense amounts exclude reimbursements for out-of-pocket expenses. Net Debt Net debt is computed as the sum of long-term debt, capital leases and short-term borrowings less cash and cash equivalents. Management believes that net debt is useful because it provides investors with an estimate of what the Company's debt would be if all available cash was used to pay down the debt of the Company. The measure is not meant to imply that management plans to use all available cash to pay down debt. Free Cash Flow Management believes free cash flow is useful to investors as it presents the amount of cash the Company has generated that can be used for other purposes, including additional contributions to the Company's defined benefit pension plans, discretionary prepayments of outstanding borrowings under our credit agreement, and return of capital to shareholders, among other purposes. It does not represent the residual cash flow of the Company available for discretionary expenditures. Segment and Consolidated Operating Earnings Operating earnings is the primary financial performance measure used by our senior management and chief operating decision maker to evaluate the financial performance of our Company and operating segments, and make resource allocation and certain compensation decisions. Management believes operating earnings is useful to others in that it allows them to evaluate segment and consolidated operating performance using the same criteria our management and chief operating decision maker use. Consolidated operating earnings represent segment earnings including certain unallocated corporate and shared costs and credits, but before net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, goodwill impairment, restructuring costs, gain on disposition of businesses, arbitration and claim settlements, income taxes and net income or loss attributable to noncontrolling interests.

Appendix: Non-GAAP Financial Information (cont.) Segment and Consolidated Gross Profit Gross profit is defined as revenues less direct expenses which exclude indirect overhead expenses allocated to the business. Indirect expenses consist of centralized administrative support costs, regional and local shared services that are allocated to each segment based on usage.   Adjusted EBITDA Adjusted EBITDA is used by management to evaluate, assess and benchmark our operational results and the Company believes that adjusted EBITDA is relevant and useful information widely used by analysts, investors and other interested parties. Adjusted EBITDA is defined as net income attributable to shareholders of the Company with recurring adjustments for depreciation and amortization, net corporate interest expense, income taxes and stock-based compensation expense and foreign exchange fluctuations. Additionally, adjustments for non-recurring expenses for goodwill impairment, restructuring costs, gain on disposition of businesses, and arbitration and claim settlements have been included in the calculation of adjusted EBITDA. Adjusted EBITDA is not a term defined by GAAP and as a result our measure of adjusted EBITDA might not be comparable to similarly titled measures used by other companies. Adjusted Revenue, Operating Earnings, Pretax Earnings, Net Income, Diluted Earnings per Share and EBITDA Included in non-GAAP adjusted measurements as an add back or subtraction to GAAP measurements, are impacts of the goodwill impairment, restructuring costs, loss on disposition of business, arbitration and claim settlements, and foreign exchange impacts, which arise from non-core items not directly related to our normal business or operations, or our future performance. Management believes it is useful to exclude these charges when comparing net income and diluted earnings per share across periods, as these charges are not from ordinary operations.

Total Revenues Before Reimbursements by Major Currency The following table illustrates revenue as a percentage of total revenue in the major currencies of the geographic areas in which Crawford does business:   Three Months Ended   Nine Months Ended (in thousands) September 30, 2020   September 30, 2019   September 30, 2020   September 30, 2019 Geographic Area Currency USD equivalent % of total   USD equivalent % of total   USD equivalent % of total   USD equivalent % of total U.S. USD $ 152,728 60.3% $ 146,177 57.4%   $ 419,064 57.8% $ 432,292 57.0% U.K. GBP 30,060 11.9% 30,844 12.1%   95,003 13.1% 93,967 12.4% Canada CAD 22,267 8.8% 28,350 11.1%   68,339 9.4% 87,037 11.5% Australia AUD 19,946 7.9% 18,649 7.3%   54,270 7.5% 54,223 7.1% Europe EUR 12,730 5.0% 13,817 5.4%   40,137 5.5% 40,002 5.3% Rest of World Various 15,393 6.1%   16,840 6.7%   48,258 6.7%   51,095 6.7% Total Revenues, before reimbursements $ 253,124 100.0% $ 254,677 100.0%   $ 725,071 100.0% $ 758,616 100.0%

Reconciliation of Non-GAAP Items Revenues, Costs of Services Provided, and Operating Earnings Quarter Ended Quarter Ended Quarter Ended Quarter Ended September 30, December 31, September 30, December 31, Unaudited ($ in thousands) 2020 2019 2019 2018 Revenues Before Reimbursements Total Revenues $ 261,669 $ 265,842 Reimbursements (8,545) (11,165) Revenues Before Reimbursements 253,124 254,677 Costs of Services Provided, Before Reimbursements Total Costs of Services 185,606 192,014 Reimbursements (8,545) (11,165) Costs of Services Provided, Before Reimbursements $ 177,061 $ 180,849 Quarter Ended Quarter Ended Quarter Ended Quarter Ended September 30, December 31, September 30, December 31, Unaudited ($ in thousands) 2020 2019 2019 2018 Operating Earnings: Crawford Claims Solutions $ 7,219 $ 2,661 Crawford Specialty Solutions 17,390 13,301 Crawford TPA Solutions 4,414 9,347 Unallocated corporate and shared costs and credits, net (968) (1,649) Consolidated Operating Earnings 28,055 23,660 (Deduct) Add: Net corporate interest expense (1,599) (3,162) Stock option expense (457) (450) Amortization expense (3,665) (2,829) Arbitration and claim settlements — (1,200) Gain on disposition of businesses 14,104 — Income tax provision (11,729) (5,328) Net (income) loss attributable to noncontrolling interests and redeemable noncontrolling interests (312) 355 Net Income Attributable to Shareholders of Crawford & Company $ 24,397 $ 11,046

Reconciliation of Non-GAAP Items (cont.) Adjusted EBITDA Quarter Ended Quarter Ended September 30, December 31, September 30, December 31, Unaudited ($ in thousands) 2020 2019 2019 2018 Net income attributable to shareholders of Crawford & Company $ 24,397 $ 11,046 Add: Depreciation and amortization 10,700 10,236 Stock-based compensation 734 1,211 Net corporate interest expense 1,599 3,162 Arbitration and claim settlements — 1,200 Gain on disposition of businesses (14,104) — Income tax provision 11,729 5,328 Foreign exchange impacts 142 — Adjusted EBITDA $ 35,197 $ 32,183

Reconciliation of Non-GAAP Items (cont.) Net Debt September 30, December 31, December 31, December 31, Unaudited ($ in thousands) 2020 2019 2019 2018 Net Debt Short-term borrowings $ 3,028 $ 28,531 Current installments of capital leases 49 15 Long-term debt and capital leases, less current installments 124,684 148,408 Total debt 127,761 176,954 Less: Cash and cash equivalents 48,739 51,802 Net debt $ 79,022 $ 125,152

Reconciliation of Non-GAAP Items (cont.) Segment Gross Profit Three months ended Three months ended ($ in thousands) September 30, 2020 December 31, 2019 September 30, 2019 December 31, 2018 Segment gross profit: Crawford Claims Solutions $ 22,680 $ 19,752 Crawford Specialty Solutions 28,239 24,802 Crawford TPA Solutions 20,273 26,710 Segment gross profit 71,192 71,264 Segment indirect costs: Crawford Claims Solutions (15,461) (17,091) Crawford Specialty Solutions (10,849) (11,501) Crawford TPA Solutions (15,859) (17,363) Unallocated corporate and shared costs, net 968 1,649 Consolidated operating earnings 28,055 23,660 Net corporate interest expense (1,599) (3,162) Stock option expense (457) (450) Amortization expense (3,665) (2,829) Arbitration and claim settlements — (1,200) Gain on disposition of businesses 14,104 — Income tax provision (11,729) (5,328) Net (income) loss attributable to noncontrolling interests and redeemable noncontrolling interests (312) 355 Net income attributable to shareholders of Crawford & Company $ 24,397 $ 11,046

30

Reconciliation of Third Quarter Non-GAAP Results

Three Months Ended September 30, 2020

Unaudited ($ in thousands)	Revenues	Non-GAAP Operating Earnings	Pretax Earnings	Net Income Attributable to Crawford & Company	Diluted Earnings per CRD-A Share	Diluted Earnings per CRD-B Share
GAAP	$ 253,124	$ 28,055	$ 36,438	$ 24,397	$ 0.46	$ 0.46
Adjustments:						
Income tax impact of first quarter goodwill impairment	—	—	—	1,935	0.04	0.04
Gain on disposition of businesses	—	—	(14,104)	(11,275)	(0.21)	(0.21)
Foreign exchange fluctuations	2,120	179	142	142	—	—
Non-GAAP Adjusted	$ 255,244	$ 28,234	$ 22,476	$ 15,199	$ 0.29	$ 0.29

Three Months Ended September 30, 2019

Unaudited ($ in thousands)	Revenues	Non-GAAP Operating Earnings	Pretax Earnings	Net Income Attributable to Crawford & Company	Diluted Earnings per CRD-A Share	Diluted Earnings per CRD-B Share
GAAP	$ 254,677	$ 23,660	$ 16,019	$ 11,046	$ 0.21	$ 0.19
Adjustments:						
Arbitration and claim settlements	—	—	1,200	887	0.02	0.02
Non-GAAP Adjusted	$ 254,677	$ 23,660	$ 17,219	$ 11,933	$ 0.23	$ 0.21

Crawford